Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Note 11: Leases

The Company leases certain facilities, office space, vehicles, data processing and other equipment under capital and operating leases. Rental expenses for the years ended December 31, 2012, 2011 and 2010 were $85.6 million, $74.7 million and $67.5 million, respectively. Future minimum lease payments with respect to capital leases and operating leases with noncancelable terms in excess of one year were as follows:

	Capital	Operating
(dollars in millions)	Lease Payments	Lease Payments

Year ending December 31:
2013	$12.3	$65.0
2014	12.1	62.7
2015	10.0	50.2
2016	6.7	53.1
2017	4.2	38.0
Thereafter	75.8	117.8

Future minimum lease payments	121.1	386.8
Less: amount representing interest	(60.4)	–

Lease obligations at December 31, 2012	$60.7	$386.8